May 2013 ACI Worldwide Investor Conferences May & June, 2013 Exhibit 99.1

May 2013
Private Securities Litigation Reform Act of 1995
Safe Harbor for Forward-Looking Statements
This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.
The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  A
discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation.  The
Company assumes no obligation to update any forward-looking
statement in this presentation, except as required by law.
1

May 2013
About ACI Worldwide
24 of the top 25 and
67 of the top 100
global banks are
customers
60-Month Backlog
~$3.1BN
We are rated in the
#1 or #2 position by
industry analysts in
nearly all categories
We control 6% of the
market spend
1/3 of all SWIFT
transactions
65% of all fed wires
ACI software enables
$13 trillion in
payments each day
Revenue 2013
$895 - $915MM
EBITDA 2013
$266 - $276MM
Founded in 1975, ACI is a leading provider of electronic payments and transaction banking software solutions for financial
institutions, retailers, processors and billers worldwide
Leadership
• Global payments company with a diversified, blue-chip
customer base, >96% retention rates, and >70% annual
recurring revenue
• High quality products, ~20% of revenue invested in R&D,
and substantial switching costs drive recurring revenue
with strong renewal rates and significant competitive
barriers
• Provide mission critical software meeting increased
regulatory demands
• Market leader focused on increasing scale and improving
competitive positioning within attractive markets
• Low ongoing capital expenditures with a solid balance
sheet and significant liquidity
1
Financial metrics represent 2013 guidance range
2
1
1
Op. Inc. 2013
$170 - $180MM

May 2013
Global Distribution and Customer Base
Note: Figures include Online Resources 3
AMERICAS
1,950+ customers
EMEA
500+ customers
ASIA/PACIFIC
150+ customers
~ 2,600 customers in over 80 countries rely on ACI solutions
~ 4,200 employees in 36 countries
Customers: ~ 180
processors globally
Customers: ~ 290
retailers globally
Customers: 600+
US billers
Headquarters Regional Offices
Distributors

ACI is a Leading Provider of Electronic Payments and Transaction
Banking Solutions
Retail Payments
43%
Online Banking
14%
Community
Banking
10%
• U.S. and Int’l corporate online
banking and cash management
• U.S. and Int’l branch systems
• Trade finance
• Mobile banking
• In-house or hosted solution
• Sold to large FIs globally
Online Banking
• U.S. business and consumer
online banking
• U.S. branch system
• Mobile banking
• Hosted solutions
• Sold to community FIs and credit
unions
Community Banking
• U.S. and Int’l merchant retail
payments engines
• In-store integration
• PCI compliance
• Loyalty / stored value
• Serves Retailers of all sizes
Merchant Retail
• Analytics
• Payments Infrastructure
• Testing tools
Tools
• Wholesale payments engines
• Transaction banking
• Serves FIs globally
Wholesale Payments
• Payments transaction fraud
• Enterprise financial crimes
• Case management
Fraud Management Retail Payments
• Retail payments engines
• Card and account management
• Authentication, authorization,
acquiring, clearing and settlement
• Single message format
• Mobile payments
• Sold to FIs and processors of all
sizes globally
• Bank Bill Pay (consolidator model)
• Biller Direct (Biller Direct model)
• Virtual Collections
• Serves FIs, Billers, & Issuers
• Hosted solutions
Bill Pay / Collections
ACI Product Family as % of 2012 Pro Forma Revenue
Bill Pay / Collections
17%
Note: Figures represent Pro Forma GAAP Revenue  for Online Resources
May 2013

Universal Payments Platform (UPP) Strategy

Retail
Wholesale
Online
Fraud
Bill Pay
Universal Payments Platform (UPP)
Service Management and Orchestration
Today
Orchestrated
integration:
Past
Customers burdened
with integration
issues:
Retail
Wholesale Online
Fraud Bill Pay
FI Core Systems
Reference Architecture
FI Core Systems
Reference Architecture
•
Massive customization
needs
•
High cost of
maintenance
•
Slow time to market
•
Difficult to achieve
differentiation
•
Simplified
•
Lower cost
•
Faster time to market
•
Increased differentiation
May 2013

May 2013 6 Our Customers are Top Global Banks, Processors and Retailers Customers are Top Global Banks, Processors, Billers, and Retailers

Large & Growing Worldwide Payment Opportunity
Source: IDC Financial Insights 2011, ACI Internal Analysis
8,949
9,864
10,881
11,914
12,989
14,184
5.8%
10.6%
10.5%
10.2%
7.7%
7.2%
796
5,625
556
604
381
987
844
6,259
619
644
429
1,068
898
6,965
688
691
483
1,155
957
7,695
760
744
510
1,247
1,005
8,456
834
796
562
1,335
1,057
9,307
916
854
619
1,430
Retail Banking
Payments
Merchant Retailer
Payments
5YR CAGR (2011-16)=
9.6%
Wholesale Banking
Payments
2011 ESTIMATED SHARE
SERVICEABLE SOFTWARE
INDUSTRY SPEND IN 2016 = $14.2B
Tools and
Infrastructure
Online Banking and
Cash Management
Fraud Management
($ in millions)
BPO (e.g..
processors)
IT SERVICES
SOFTWARE
FundTech
Bottomline
NICE (Actimize)
BAE (Norkom & Detica)
Clear2Pay
Dovetail
FIS
16%
38%
46%
OTHER
(Homegrown &
Regional)
IBM
ACI
– 2011
Estimated Share of 8%
FAIR ISAAC (FICO)
INTUIT (Digital
Insight)
SAS
Note: ACI market share pro forma for S1 acquisition
Source: IDC Financial Insights, June 2011; Company reports and ACI analysis
May 2013

• Shift from paper to electronic
• Compounding regulatory
requirements
• Revenue and profitability pressures
• Complexity from globalization
FIs looking to transform their businesses by:
• Driving down unit costs
• Launching new products quicker
• Reducing risks
• Improving customer satisfaction and loyalty
• Vendor Consolidation
8
Favorable Industry and Customer Trends
Customer
Trends
Industry
Dynamics
• Total addressable market growing 9.6% CAGR ~$10bn in 2012
• 50% of addressable market is in-sourced (homegrown) applications
• Global transaction volume growth expected to be 9% CAGR through 2020
Market
Sizing
• Increasing fraud costs
• Convergence of payments; real-time
• Legacy systems increasingly difficult to
update
May 2013

Strategy to Drive Superior Performance
Continued focus on Control, Profitability and Growth
• Continue to increase recurring revenue base while maintaining industry leading retention rates
• Expand customer relationships by cross-selling (on average customers use less than 3 ACI products)
• Lead payments transformation with Universal Payments Platform delivering technology-enabled efficiencies
• Expand geographically
Growth
Drivers
• Expand margins through operating leverage and process-driven operating philosophy
• Realize cost synergies derived from recent acquisitions
Continuous
Improvements to
Drive Margin Expansion
• Buy, build or partner to fill-in product gaps or expand customer base
• Recent acquisitions have added product, scale and market breadth
Disciplined Acquisition/
Investment Strategy
May 2013

Financial Overview May 2013

May 2013

Financial Summary (2008 – 2013E)
17% CAGR
Note: Dollars are in Millions. Total Revenue, Adjusted EBITDA and Operating Income are presented on a non-GAAP basis adding back deferred revenue haircuts and other one-time expenses.
2013 estimates assume the midpoint of company guidance.
39% CAGR
52% CAGR
$28
$37
$65
$30
$63
$67
$24
$54
2008 2009 2010 2011 2012 LTM
3/31/2013
Operating Free Cash Flow IBM Alliance Prepayment
$418
$406
$418
$465
$689
$905
2008 2009 2010 2011 2012 2013E
Operating Free Cash Flow
Non-GAAP Operating Income & Margin
Adjusted EBITDA & Margin
Non-GAAP Revenue
$22
$42
$54
$73
$128
$175
5%
10%
13%
16%
19%
19%
2008 2009 2010 2011 2012 2013E
Operating Income Operating Margin %
$52
$73
$88
$113
$191
$271
12%
18%
21%
24%
28%
30%
2008 2009 2010 2011 2012 2013E
Adjusted EBITDA % Margin

May 2013

Large & Growing Backlog Provides Revenue and Earnings Visibility
Note: Dollars are in Millions, data as of 3/31/2013
• Backlog from monthly recurring revenues and scheduled project go-lives drives
80%+ of GAAP revenue, leading to very high visibility on an annual basis
• Recurring revenues (maintenance, license, and hosting fees) comprise majority of 60-month backlog
• Backlog assumes continued >96% retention and excludes growth in users and incidental capacity
Monthly
Recurring,
82%
Non -
Recurring,
18%
Committed,
48%
Renewal,
52%
12-Month Backlog - $743MM
60-Month Backlog - $3.1BN

13
Low Attrition & Fixed Term Licenses Produce Recurring Revenue Model
60 Month Backlog
Sales  Bookings
Note: Dollars are in Millions. Revenue presented on a GAAP basis; Pro Forma includes Online
Resources for full 12 months.
• >70% recurring revenue (includes
maintenance, license and hosting fees)
• 80% of annual revenue comes from
backlog
• 95% of our contracts are transaction
based
• 5-year fixed term licenses
– Legacy S1 contracts are generally perpetual license
fees and 3-year fixed term for hosting
– Legacy ORCC contracts are generally transaction-
based and recurring
• Renewal rates across ACI products >96%
• New Account / New Product Sales –
revenue generally split evenly among
license, maintenance and service
$323
$293
$315
$330
$501
$136
$132
$210
$226
$265
$460
$425
$525
$556
$766
2008 2009 2010 2011 2012
ACI Sales, Net of Term Extensions
ACI Term Extensions
$2,396
$660
$1,407
$1,517
$1,566
$1,617
$2,416
$3,056
2008 2009 2010 2011 2012 3/31/2013
ACI 60-Month Backlog ORCC 60-Month Backlog

May 2013

May 2013

Diversified Revenue Base by Geography & Type
LTM 3/31/2013 Revenue by Region
LTM 3/31/2013 Revenue by Type
• Diversified global company with
customers spanning more than 80
countries
• Approximately 80% of business
denominated in U.S. dollars
• EMEA is comprised of ~30% UK-
derived revenue, 20% Middle
East/Africa and 50% Europe
(inclusive of 32 countries)
• Online Resources business is
100% U.S. focused and 95%
hosting with the remainder split
between maintenance / services
• Higher margin revenues
(maintenance, license and hosting
fees) comprise >80% of revenue
Note: Revenue percentages based on GAAP and includes Online Resources for full 12 months.
Americas
63%
EMEA
26%
Asia/ Pacific
11%
Licenses
25%
Maintenance
25%
Services
16%
Hosting
34%

May 2013

Diversified Customer Base with Significant Cross Sales Opportunity
• Historically, no ACI
customer has accounted for
more than 4% of total
revenue
• In FY 2012, the largest
customer represented 3.3%
of total pro forma revenue,
utilizing 8 different products
(includes a combination of
legacy ACI, S1 and ORCC)
• Average customers uses <3
products, representing large
cross selling opportunity
ACI Pro Forma FY 2012 Revenue by Customer
Customer % of Total
Customer #1 3.3%
Customer #2 1.7%
Customer #3 1.7%
Customer #4 1.4%
Customer #5 1.1%
Customer #6 1.1%
Customer #7 0.9%
Customer #8 0.9%
Customer #9 0.9%
Customer #10 0.9%
Customer #11 0.9%
Customer #12 0.9%
Customer #13 0.8%
Customer #14 0.7%
Customer #15 0.7%
Customer #16 0.7%
Customer #17 0.7%
Customer #18 0.7%
Customer #19 0.7%
Customer #20 0.7%
Top 20 21.4%
All Others 78.6%
Total ACI Pro Forma 2012 Revenue 100.0%
No single customer represents more than 4% of pro forma 2012 revenue

May 2013
>70% Annual Recurring Revenue and Growing
Recurring revenue has increased in dollar amount and as a percent of revenue
Virtually all components of revenue are seasonally stronger in the back half
• Revenue have averaged 44% in 1H and 56% in 2H
•
Sales bookings higher in Q4 given customer’s “budget flush”
•
Project “Go Lives” often occur in Q4
•
Recurring annual license payments mostly occur in Q4
•
~40% - 50% of incidental capacity revenues historically occur in Q4
• Implementation accounting causes quarter-quarter variability
•
Services for implementation projects are expensed as incurred, while revenue is often deferred until “Go-Live”
events, which causes this revenue to be very high margin
16
(50,000)
50,000
100,000
150,000
200,000
250,000
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113
Ongoing services,
implementations,
increased capacity
sales and other
Recurring revenue:
(hosting,
maintenance and
license fees (paid
monthly, quarterly
or annually)
-

May 2013

2013 Outlook
Guidance
•
Represents 9
2/3
months of financial results of ORCC
•
Includes 7.5 months of annual cost synergies of $12 million to be realized in 2013
•
Excludes impact of one-time transaction and integration expenses expected to be approximately $14 million
•
Excludes impact of deferred revenue haircut of approximately $6 million
•
Guidance assumes estimates for non-cash purchase accounting adjustments, intangible valuations and deferred revenue haircut
First Half 2013 Revenue Outlook
•
Expected to be in a range of 41%-42% of full year revenue guidance
Current Non-GAAP
Guidance ORCC Guidance
$'s in millions Range Impact* Range
Revenue $765 - $785 $128 - $132 $895 - $915
Operating Income $150 - $160 $19 - $21 $170 - $180
Adjusted EBITDA $230 - $240 $35 - $37 $266 - $276
* ORCC results are for the period March 11, 2013 through December 31, 2013 and exclude the impact of deferred revenue haircut and one-time expenses

May 2013 Questions?

May 2013
Non-GAAP Financial Measures
To supplement our financial results presented on a GAAP basis, we use the non-GAAP measure indicated in the tables, which exclude certain business combination accounting entries and expenses related to the acquisitions of ORCC and S1, as well as other significant non-cash expenses such as depreciation, amortization and share-based compensation, that we believe are helpful in understanding our past financial performance and our future results.  The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable
GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-
GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.
Certain non-GAAP measures include:
19
• Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements.  Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.
• Non-GAAP operating income: operating income (loss) plus deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements and one-time expense related to the acquisitions of ORCC and S1.  Non-GAAP operating income should be considered in addition to, rather than as a substitute for, operating income.
• Adjusted EBITDA: net income (loss) plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by S1 and ORCC if not for GAAP purchase accounting requirements and one-time expense related to the acquisitions of ORCC and S1.
Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

May 2013
Non-GAAP Financial Measures

Non-GAAP Revenue (millions)
2012 2011 2010 2009 2008
Revenue $     667 $     465 $     418 $     406 $     418
Plus:
Deferred revenue fair value adjustment
22 - - - -
Non-GAAP Revenue $     689 $     465 $     418 $     406 $     418
Non-GAAP Operating Income (millions)
2012 2011 2010 2009 2008
Operating income $       74 $       66 $       54 $       42 $       22
Plus:
Deferred revenue fair value adjustment
22 - - - -
Employee related actions 15 - - - -
Facility closure costs 5 - - - -
IT exit costs 3 - - - -
Other one-time S1 related expenses 9 7 - - -
Non-GAAP Operating Income $     128 $       73 $       54 $       42 $       22
For the Years ended December 31,
For the Years ended December 31,

May 2013

Non-GAAP Financial Measures
Adjusted EBITDA (millions)
2012 2011 2010 2009 2008
Net income $       49 $       46 $       27 $       20 $       11
Plus:
Income tax expense 16 18 22 13 17
Net interest expense 10 1 1 2 2
Net other expense (income) - 1 3 7 (8)
Depreciation expense 13 8 7 6 6
Amortization expense 38 21 20 17 16
Non-cash compensation expense 15 11 8 8 8
Adjusted EBIDTA 141 106 88 73 52
Deferred revenue fair value adjustment
22 - - - -
Employee related actions 11 - - - -
Facility closure costs 5 - - - -
IT exit costs 3 - - - -
Other one-time S1 related expenses 9 7 - - -
Adjusted EBIDTA excluding one-time transaction expenses $     191 $     113 $       88 $       73 $       52
For the Years ended December 31,

May 2013
Non-GAAP Financial Measures
ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with acquisition related transaction costs, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G.  We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities.  Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities.  A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.
22
Reconciliation of Operating Free Cash Flow (millions)
2012 2011 2010 2009 2008
Net cash provided (used) by operating activities $        (9) $       84
$       81 $       44 $       78
Net after-tax payments associated with employee-related actions
6 - - 3 4
Net after-tax payments associated with lease terminations 3 -
- - 1
Net after-tax payments associated with S1 related transaction costs
9 3 - - -
Net after-tax payments associated with cash settlement of S1 options 10 - - - -
Net after-tax payments associated with IBM IT Outsourcing Transition 1 1 1 - -
Plus IBM Alliance liability repayment
21 -
- - -
Less capital expenditures
(17)
(19) (13) (10) (12)
Less Alliance technical enablement expenditures
-
(2) (6) (7) (6)
Operating Free Cash Flow $       24 $       67 $       63 $       30 $       65
For the Years ended December 31,

May 2013
Non-GAAP Financial Measures
ACI also includes backlog estimates, which include all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates.
Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G.  Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions:
23
• Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term.
• License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences.
• Non-recurring license arrangements are assumed to renew as recurring revenue streams.
• Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar.
• Our pricing policies and practices are assumed to remain constant over the 60-month backlog period.

May 2013
Non-GAAP Financial Measures
Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences.  Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods.  Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period.
Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue.

May 2013
Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,”
“anticipates,” “intends,” and words and phrases of similar impact.  The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements in this presentation include, but are not limited to, statements regarding:
• Expectations that we will generate $19.5 million in annual cost synergies, of which $12 million will be realized in 2013, and that additional cost synergies will be realized from facilities and data center consolidation.
• Expectations regarding 2013 financial guidance related to revenue, operating income and adjusted
EBITDA.
• Expectations of future growth by increasing our recurring revenue base, cross-selling more products, expanding geographically, utilizing our Universal Payment Platform, leveraging Online Resources’
base of biller connections, and capitalizing on industry and customer trends
• Expectations that our margins will increase through operating leverage and cost savings synergies from recent acquisitions

May 2013
Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with Online Resources, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price.  For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual
Report on Form 10-K, Registration Statement on Form S-4, and subsequent reports on Forms 10-Q and 8-K.

May 2013 ACI’s software underpins electronic payments throughout retail and wholesale banking, and commerce all the time, without fail. www.aciworldwide.com